SUB-ITEM 77 Q(1) (a):  EXHIBITS


FEDERATED TOTAL RETURN SERIES, INC.

ARTICLES SUPPLEMENTARY


	FEDERATED TOTAL RETURN SERIES,
INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

      FIRST: The Corporation is authorized to
issue 15,000,000,000 shares of common stock, par value $.001 per share, with an aggregate par value of $15,000,000,000. These Articles Supplementary do not increase the total authorized capital stock of the Corporation or the aggregate par value thereof.

	SECOND: The Board of Directors of the
Corporation hereby classifies 1,000,000,000 of the authorized but previously unclassified and unissued shares of common stock of the Corporation as follows:

Class	Number of Shares

Federated Total Return Bond Fund - Class T Shares	1,000,000,000


            THIRD:  Immediately before the
classification of shares as set forth in Article
SECOND hereto, the Corporation was authorized to issue 15,000,000,000 shares in common stock, par value $.001 per share, with an aggregate par value of 15,000,000,000 which were classified as follow:

Federated Mortgage Fund - Institutional Shares	1,000,000,000

Federated Mortgage Fund - Service Shares	1,000,000,000

Federated Total Return Bond Fund - Class A
Shares	1,000,000,000

Federated Total Return Bond Fund - Class B Shares	1,000,000,000

Federated Total Return Bond Fund - Class C Shares	1,000,000,000

Federated Total Return Bond Fund - Class R Shares	1,000,000,000

Federated Total Return Bond Fund - Class R6
Shares	1,000,000,000

Federated Total Return Bond Fund - Institutional
Shares	1,000,000,000

Federated Total Return Bond Fund - Service Shares	1,000,000,000

Federated Ultrashort Bond Fund - Class A Shares	2,000,000,000

Federated Ultrashort Bond Fund - Institutional
Shares	1,000,000,000

Federated Ultrashort Bond Fund - Service Shares	1,000,000,000

Unclassified Shares	2,000,000,000

Total Shares	15,000,000,000

 Following the aforesaid classification of unissued shares, as set forth in Article SECOND hereto, the Corporation will have the following authorized capital:

Federated Mortgage Fund - Institutional Shares	1,000,000,000

Federated Mortgage Fund - Service Shares	1,000,000,000

Federated Total Return Bond Fund - Class A
Shares	1,000,000,000

Federated Total Return Bond Fund - Class B Shares	1,000,000,000

Federated Total Return Bond Fund - Class C Shares	1,000,000,000

Federated Total Return Bond Fund - Class R Shares	1,000,000,000

Federated Total Return Bond Fund - Class R6
Shares	1,000,000,000

Federated Total Return Bond Fund - Institutional
Shares	1,000,000,000

Federated Total Return Bond Fund - Service Shares	1,000,000,000

Federated Total Return Bond Fund - Class T Shares	1,000,000,000

Federated Ultrashort Bond Fund - Class A Shares	2,000,000,000

Federated Ultrashort Bond Fund - Institutional
Shares	1,000,000,000

Federated Ultrashort Bond Fund - Service Shares	1,000,000,000

Unclassified Shares	1,000,000,000

Total Shares	15,000,000,000

      FOURTH:	 The shares of common stock
classified hereby shall be subject to all provisions of the charter relating to stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article
FOURTH, paragraph (b) of the Corporation's
Articles of Amendment and Restatement and as set forth below:

      a. Shares having a common Fund name shall be invested in a common investment portfolio and the assets, liabilities, income, expenses, dividends and related liquidation rights belonging to each investment portfolio and allocated among them and among the various classes invested therein shall be as determined by the Board of Directors of the Corporation in accordance with law.

      b.  At such times (which may vary between
and among the holders of particular classes of stock invested in a common investment portfolio) as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder, and applicable rules and regulations of the National
Association of Securities Dealers, Inc., and reflected in the pertinent registration statement of the Corporation, shares of any particular class of stock invested in any common investment portfolio of the Corporation may be automatically converted into shares of another class of stock invested in the same common investment portfolio of the Corporation based on the relative net asset value of such classes at the time of the conversion, subject, however, to any conditions of the conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the Officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.

      FIFTH:  	The stock has been classified
and reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

      SIXTH:  	These Articles
Supplementary will become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

      IN WITNESS WHEREOF, Federated Total
Return Series, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary as of February 22, 2017.

	The undersigned, J. Christopher Donahue,
President of the Corporation, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles Supplementary to be its corporate act and further certifies to the best of his knowledge, information and belief, that the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

(Signature page to follow)

WITNESS:

FEDE
RATE
D
TOTA
L
RETU
RN
SERIE
S,
INC.



/s/ George F. Magera		/s/ J.
Christopher Donahue
Name:  George F. Magera	Name:
J. Christopher Donahue
Title:  Assistant Secretary	Title:
President


CLASS A SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 10/1/17)

1.	SEPARATE ARRANGEMENT AND
EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class A Shares will consist of sales and shareholder servicing by financial intermediaries in consideration of the payment of a portion of the applicable sales load ("dealer reallowance")and a shareholder service fee. When indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive payments for distribution and/or administrative services under a 12b-1 Plan. In connection with this basic arrangement, Class A Shares will bear the following fees and expenses:

F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum Amount
Allocated Class A Shares
S
a
l
e
s

L
o
a
d
Up to 5.5% of the public
offering price
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)
0.00%
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
Up to 25 basis points
(0.25%) of the average
daily net asset value
1
2
b
-
1

F
e
e
As set forth in the attached
Schedule
R
e
d
e
m
p
t
i
o
n

F
e
e
As set forth in the attached
Schedule
O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized expenses incurred
by the Fund with respect to
holders of Class A Shares
as described in Section 3 of
the Plan

2.	CONVERSION AND EXCHANGE
PRIVILEGES

For purposes of Rule 18f-3, Class A Shares have the following conversion rights and exchange privileges at the election of the shareholder:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of the
shareholder, Class A Shares
that are not subject to a
contingent deferred sales
charge ("CDSC") based
upon the redemption of a
"Large Ticket" purchase
made within 24 months may
be converted to any other
Share Class within the same
Fund, provided that
shareholder meets the
eligibility requirements for
the Share Class into which
the conversion is sought, as
applicable.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
:
Class A Shares may be
exchanged for Class A
Shares of any other Fund

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered.
Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.



3.	EXCEPTIONS TO BASIC
ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales loads and contingent deferred sales charges are as follows:

(A)	BASIC SALES LOAD SCHEDULE

The basic schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

P
u
r
c
h
a
s
e
A
m
o
u
n
t
S
a
l
e
s

L
o
a
d

a
s

a

P
e
r
c
e
n
t
a
g
e

o
f

P
u
b
l
i
c

O
f
f
e
r
i
n
g

P
r
i
c
e
L
e
s
s
t
h
a
n
$
5
0
,
0
0
0
5
..
5
0
%
$
5
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
1
0
0
,
0
0
0
4
..
5
0
%
$
1
0
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
2
5
0
,
0
0
0
3
..
7
5
%
$
2
5
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
5
0
0
,
0
0
0
2
..
5
0
%
$
5
0
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
1
m
i
l
l
i
o
n
2
..
0
0
%
$
1
m
i
l
l
i
o
n
o
r
g
r
e
a
t
e
r
0
..
0
0
%

(B)	FIXED INCOME SALES LOAD SCHEDULE

The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

P
u
r
c
h
a
s
e
A
m
o
u
n
t
S
a
l
e
s

C
h
a
r
g
e

a
s

a

P
e
r
c
e
n
t
a
g
e

o
f

P
u
b
l
i
c

O
f
f
e
r
i
n
g

P
r
i
c
e
L
e
s
s
t
h
a
n
$
1
0
0
,
0
0
0
4
..
5
0
%
$
1
0
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
2
5
0
,
0
0
0
3
..
7
5
%
$
2
5
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
5
0
0
,
0
0
0
2
..
5
0
%
$
5
0
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
1
m
i
l
l
i
o
n
2
..
0
0
%
$
1
m
i
l
l
i
o
n
o
r
g
r
e
a
t
e
r
0
..
0
0
%

(C)	MODIFIED FIXED INCOME SALES LOAD SCHEDULE

The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

P
u
r
c
h
a
s
e
A
m
o
u
n
t
S
a
l
e
s

C
h
a
r
g
e

a
s

a

P
e
r
c
e
n
t
a
g
e

o
f

P
u
b
l
i
c

O
f
f
e
r
i
n
g

P
r
i
c
e
L
e
s
s
t
h
a
n
$
2
5
0
,
0
0
0
1
..
0
0
%
$
2
5
0
,
0
0
0
o
r
g
r
e
a
t
e
r
0
..
0
0
%

(D)	MONEY MARKET LOAD SCHEDULE

The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

P
u
r
c
h
a
s
e

A
m
o
u
n
t
S
a
l
e
s

C
h
a
r
g
e

a
s

a

P
e
r
c
e
n
t
a
g
e

o
f
P
u
b
l
i
c

O
f
f
e
r
i
n
g

P
r
i
c
e


A
l
l
p
u
r
c
h
a
s
e
s
0
..
0
0
%

(E)	ULTRASHORT BOND LOAD SCHEDULE

The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

P
u
r
c
h
a
s
e
A
m
o
u
n
t
S
a
l
e
s

C
h
a
r
g
e

a
s

a

P
e
r
c
e
n
t
a
g
e

o
f

P
u
b
l
i
c

O
f
f
e
r
i
n
g

P
r
i
c
e
L
e
s
s
t
h
a
n
$
5
0
,
0
0
0
2
..
0
0
%
$
5
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
1
0
0
,
0
0
0
1
..
7
5
%
$
1
0
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
2
5
0
,
0
0
0
1
..
5
0
%
$
2
5
0
,
0
0
0
+
0
..
0
0
%

(F)	"LARGE TICKET" PURCHASES

Unless otherwise indicated on the Schedule to this Exhibit, a financial intermediary that places an order to purchase $1,000,000 or more of Class A Shares shall receive from the principal underwriter an advance commission equal to 75 basis points (0.75%) of the public offering price. In such event, notwithstanding anything to the contrary in the Plan or this Exhibit, such Class A Shares shall be subject to a contingent deferred sales charge upon redemption within 24 months of purchase equal to 75 basis points (0.75%) of the lesser of (x) the purchase price of the Class A Shares or (y) the redemption price of the Class A Shares. Any contingent deferred sales charge received upon redemption of Class A
Shares shall be paid to the principal underwriter in consideration of the advance commission.

(G)	REDUCING OR ELIMINATING THE SALES
LOAD

Contingent upon notification to the Fund's principal underwriter or transfer agent, in applying the exceptions set forth in this Section 3, the purchase amount shall take into account:

*
Discounts achieved by combining concurrent
purchases of and/or current investment in
Class A, Class B, Class C, Class F, and Class
R Shares, made or held by (or on behalf of)
the investor, the investor's spouse, and the
investor's children under age 21 (regardless
of whether the purchases or investments are
made or held directly or through an
investment professional or through a single-
participant retirement account); provided that
such purchases and investments can be linked
using tax identification numbers (TINs),
social security numbers (SSNs), or Broker
Identification Numbers (BINs); and
*
Letters of intent to purchase a certain amount of Class A Shares within a thirteen month period.

	(H)	WAIVER OF SALES LOAD

	Continent upon notification to the Fund's Transfer Agent, no sales load shall be assessed on purchases of Class A Shares made:

*
	within 120 days of redeeming shares of an
equal or greater amount;
*
	through a program offered by a Financial
Intermediary that provides for the purchase of
Shares without imposition of a sales charge (for
example, a wrap account, self-directed
brokerage account, retirement or other fee-
based program offered by the Financial
Intermediary) and where the Financial
Intermediary has agreed with the principal
underwriter not to receive a dealer reallowance
on purchases under such program;
*
	with reinvested dividends or capital gains;
*
	or Class A Shares, issued in connection with
the merger, consolidation, or acquisition of the
assets of another fund.  Further, no sales load
shall be assessed on purchases of Shares made
by a shareholder that originally became a
shareholder of a Federated Fund pursuant to the
terms of an agreement and plan of
reorganization which permits shareholders to
acquire Shares at NAV provided that such
Shares are held directly with the Fund's transfer
agent.  If the Shares are held through a financial
intermediary the sales charge waiver will not
apply;
*
	by Federated Life Members (Federated
shareholders who originally were issued shares
through the "Liberty Account", which was an
account for the Liberty Family of Funds on
February 28, 1987, or who invested through an
affinity group prior to August 1, 1987, into the
Liberty Account);
*
	by Directors, Trustees, employees, former
employees and sales representatives of the
Fund, the Adviser, the principal underwriter
and their affiliates, employees of any
investment professional that sells Shares
according to a sales agreement with the
principal underwriter, by the immediate family
members of the above persons, and by trusts,
pensions or profit-sharing plans for the above
persons; and
*
	pursuant to the exchange privilege.


 (I)	WAIVER OF CONTINGENT DEFFERED
SALES CHARGE ON LARGE-TICKET PURCHASES

Contingent upon notification to the Fund's principal underwriter or transfer agent, the 75 basis point (0.75%)
CDSC applicable in connection with the "large-ticket" purchase program described above, will not be imposed on redemptions:

*
	following the death of the last surviving
shareholder or post-purchase disability, as
defined in Section 72(m)(7) of the Internal
Revenue Code of 1986;
*
	due to the termination of a trust following the
death of the trustor/grantor or beneficiary,
provided that the trust document specifically
states that the trust is terminated upon the death
*
	representing minimum required distributions
("RMD") from an Individual Retirement
Account or other retirement plan as required
under the Internal Revenue Code;
*
	of Shares that were reinvested within 120 days
of a previous redemption;
*
	of Shares held by the Directors, Trustees,
employees, former employees and sales
representatives of the Fund, the Adviser, the
principal underwriter and their affiliates,
employees of any investment professional that
sells Shares according to a sales agreement with
the principal underwriter, by the immediate
family members of the above persons, and by
trusts, pension or profit-sharing plans for the
above persons;
*
	of Shares originally purchased through a
program offered by a Financial Intermediary
that provides for the purchase of Shares without
imposition of a sales charge (for example, a
wrap account, self-directed brokerage account,
retirement, or other fee-based program offered
by the Financial Intermediary) and where the
Financial Intermediary has agreed with the
principal underwriter not to receive an
advanced commission on purchases under such
program;
*
	of Shares purchased with reinvested dividends
or capital gains;
*
	imposed by the Fund when it closes an account
for not meeting the minimum balance
requirements; and
*
	of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.


(J)	SALES CHARGE WAIVERS FOR
SHAREHOLDERS PURCHASING
THROUGH CERTAIN FINANCIAL
INTERMEDIARIES

Effective April 10, 2017, shareholders purchasing
Fund shares through a Merrill Lynch platform or account will be eligible only for the following front-end sales charge waivers and shareholders redeeming Fund shares through a Merrill Lynch platform or account (regardless of purchase date) will be eligible only for the following contingent deferred, or back-end, sales charge ("CDSC") waivers and discounts, which may differ from those listed in Sections H and I above.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred
compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill
Lynch's platform
Shares of funds purchased through the Merrill Edge
Self-Directed platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill
Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in the this prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)


CDSC Waivers on A, B and C Shares available at
Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 701/2

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are converted to a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only). CDSC applicable to shares converted for another class of shares through a fee based individual retirement account on the Merrill
Lynch platform will be waived and Merrill Lynch will remit the portion of the payment to be made to the Distributor equal to the number of months remaining on the CDSC period divided by the total number of months of the CDSC period.
Front-end load Discounts Available at Merrill
Lynch:
Breakpoints, Rights of Accumulation & Letters of
Intent

Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

4.	SPECIAL OFFER PROGRAM

[NOTE: The 30 month CDSC period connected with of this program expired in September of 2002]
During the Special Offer Program which took place in March, 2000, the sales load was waived on purchases of Class A Shares of Federated Aggressive Growth Fund, Federated Communications Technology Fund, Federated Large Cap
Growth Fund, and Federated International Small Company
Fund (the "Special Offer Funds"). Instead, the principal underwriter paid an advance commission of 2.00% of the offering price of the Special Offer Funds to intermediaries participating in the Special Offer Program. Class A Shares purchased through this Special Offer were subject to a CDSC of 2.00% on redemptions which occurred within 30 months after the purchase, which amount was to be paid to the principal underwriter in consideration for advancing the commission to intermediaries. Class A Shares of the Special Offer Funds purchased during the Special Offer Program could be exchanged with Class A Shares of other Special Offer Funds with no imposition of a sales load or CDSC fee. Class A Shares of the Special Offer Funds purchased during the Special Offer Program which were exchanged for Class A Shares of other Funds during the 30 month CDSC period incurred the CDSC fee upon redemption. However, no sales load was charged for such an exchange.

5.	REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class A Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class A Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under
Section 457 of the Code; (ii) redemptions or exchanges involving Class A Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii) Class A Shares redeemed due to the death of the last surviving shareholder on the account.


SCHEDULE OF FUNDS
OFFERING CLASS A SHARES

The Funds set forth on this Schedule each offer Class A
Shares on the terms set forth in the Class A Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The
12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

1.	CLASS A SHARES SUBJECT TO THE BASIC
LOAD SCHEDULE

M
ult
ipl
e
Cl
ass
Co
mp
an
y
Ser
ies
1
2
b
-
1
F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e



Fe
de
rat
ed
Eq
uit
y
Fu
nd
s


Fe
der
ate
d
Ab
sol
ute
Ret
urn
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Cl
ov
er
Sm
all
Va
lue
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Cl
ov
er
Va
lue
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Gl
ob
al
Str
ate
gic
Va
lue
Di
vid
en
d
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Int
ern
ati
on
al
Str
ate
gic
Va
lue
Di
vid
en
d
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Ka
uf
ma
nn
Fu
nd
0
..
2
5
%
N
o
n
e
Fe
der
ate
d
Ka
uf
ma
nn
Lar
ge
Ca
p
Fu
nd
0
..
2
5
%
N
o
n
e
Fe
der
ate
d
Ka
uf
ma
nn
Sm
all
Ca
p
Fu
nd
0
..
2
5
%
N
o
n
e
Fe
der
ate
d
M
DT
Mi
d-
Ca
p
Gr
ow
th
Fu
nd
N
o
n
e
N
o
n
e
Fe
der
ate
d
Pru
de
nt
Be
ar
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Str
ate
gic
Va
lue
Di
vid
en
d
Fu
nd
0
..
0
5
%
N
o
n
e



Fe
de
rat
ed
Eq
uit
y
Inc
om
e
Fu
nd,
Inc
..
0
..
0
5
%
N
o
n
e



Fe
de
rat
ed
Gl
ob
al
All
oc
ati
on
Fu
nd
N
o
n
e
N
o
n
e



Fe
de
rat
ed
Hi
gh
Yi
eld
Tr
ust


Fe
der
ate
d
Eq
uit
y
Ad
va
nta
ge
Fu
nd
0
..
0
5
%
N
o
n
e



Fe
de
rat
ed
Inc
om
e
Se
cu
riti
es
Tr
ust


Fe
der
ate
d
Ca
pit
al
Inc
om
e
Fu
nd
N
o
n
e
N
o
n
e
Fe
der
ate
d
Mu
ni
an
d
Sto
ck
Ad
va
nta
ge
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Pru
de
nt
Do
llar
Be
ar
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Re
al
Ret
urn
Bo
nd
Fu
nd
0
..
0
5
%
N
o
n
e



Fe
de
rat
ed
M
DT
Se
rie
s


Fe
der
ate
d
M
DT
All
Ca
p
Co
re
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
M
DT
Bal
anc
ed
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
M
DT
Lar
ge
Ca
p
Gr
ow
th
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
M
DT
Sm
all
Ca
p
Co
re
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
M
DT
Sm
all
Ca
p
Gr
ow
th
Fu
nd
0
..
0
5
%
N
o
n
e



Fe
der
ate
d
M
DT
Eq
uit
y
Tr
ust


Fe
der
ate
d
M
DT
La
rge
Ca
p
Val
ue
Fu
nd
0
..
0
0
%
N
o
n
e






Fe
de
rat
ed
W
orl
d
In
ves
tm
ent
Se
rie
s,
Inc
..


Fe
der
ate
d
Int
ern
ati
on
al
Le
ade
rs
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Int
ern
ati
on
al
Sm
all-
Mi
d
Co
mp
an
y
Fu
nd
0
..
2
5
%
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

3
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e




2.  CLASS A SHARES SUBJECT TO THE FIXED
INCOME LOAD SCHEDULE

Mu
ltip
le
Cla
ss
Co
mp
an
y
Ser
ies
1
2
b
-
1
F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e



Fe
der
ate
d
Fix
ed
Inc
om
e
Sec
uri
ties
,
Inc
..


Fed
erat
ed
Str
ate
gic
Inc
om
e
Fu
nd
N
o
n
e
N
o
n
e



Fe
der
ate
d
Go
ver
nm
ent
Inc
om
e
Sec
uri
ties
,
Inc
..
0
..
0
5
%
N
o
n
e



Fe
der
ate
d
Hi
gh
Inc
om
e
Bo
nd
Fu
nd,
Inc
..
N
o
n
e
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

9
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e



Fe
der
ate
d
Hi
gh
Yie
ld
Tr
ust


Fed
erat
ed
Hig
h
Yie
ld
Tru
st
0
..
0
5
%
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

9
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e



Fe
der
ate
d
Inc
om
e
Sec
uri
ties
Tr
ust


Fed
erat
ed
Fu
nd
for
U.
S.
Go
ver
nm
ent
Sec
urit
ies
N
o
n
e
N
o
n
e



Fe
der
ate
d
Int
ern
ati
on
al
Ser
ies,
Inc
..


Fed
erat
ed
Glo
bal
Tot
al
Ret
urn
Bo
nd
fun
d
(for
me
rly
Fed
erat
ed
Int
ern
atio
nal
Bo
nd
Fu
nd)
0
..
2
5
%
N
o
n
e



Fe
der
ate
d
Inv
est
me
nt
Ser
ies
Fu
nds
,
Inc
..


Fed
erat
ed
Bo
nd
Fu
nd
0
..
0
5
%
N
o
n
e



Fe
der
ate
d
Mu
nic
ipa
l
Bo
nd
Fu
nd,
Inc
..
N
o
n
e
N
o
n
e



Fe
der
ate
d
Mu
nic
ipa
l
Sec
uri
ties
Inc
om
e
Tr
ust


Fed
erat
ed
Mu
nici
pal
Hig
h
Yie
ld
Ad
van
tag
e
Fu
nd
0
..
0
5
%
N
o
n
e
Fed
erat
ed
Ne
w
Yo
rk
Mu
nici
pal
Inc
om
e
Fu
nd
0
..
0
5
%
N
o
n
e
Fed
erat
ed
Ohi
o
Mu
nici
pal
Inc
om
e
Fu
nd
0
..
0
5
%
N
o
n
e
Fed
erat
ed
Pen
nsy
lva
nia
Mu
nici
pal
Inc
om
e
Fu
nd
0
..
0
5
%
N
o
n
e



Fe
der
ate
d
Tot
al
Ret
ur
n
Ser
ies,
Inc
..


Fed
erat
ed
Tot
al
Ret
urn
Bo
nd
Fu
nd
0
..
2
5
%
N
o
n
e



Fe
der
ate
d
Wo
rld
Inv
est
me
nt
Ser
ies,
Inc
..


Fed
erat
ed
Em
erg
ing
Ma
rke
t
De
bt
Fu
nd
N
o
n
e
N
o
n
e

3.  CLASS A SHARES SUBJECT TO THE MODIFIED
FIXED INCOME SALES LOAD SCHEDULE

Mu
ltip
le
Cla
ss
Co
mp
an
y
Ser
ies
1
2
b
-
1
F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e



Fe
der
ate
d
Inc
om
e
Sec
uri
ties
Tr
ust


Fed
erat
ed
Sh
ort-
Ter
m
Inc
om
e
Fu
nd
0
..
5
0
%
N
o
n
e




Fe
der
ate
d
Ins
titu
tio
nal
Tr
ust


Fed
erat
ed
Sh
ort-
Int
er
me
diat
e
Tot
al
Ret
urn
Bo
nd
Fu
nd
0
..
1
0
%
N
o
n
e



Fe
der
ate
d
Sh
ort
-
Int
er
me
dia
te
Du
rat
ion
Mu
nic
ipa
l
Tr
ust
0
..
2
5
%
N
o
n
e




4.	CLASS A SHARES SUBJECT TO THE MONEY
MARKET LOAD SCHEDULE

Mu
ltip
le
Cla
ss
Co
mp
an
y
Ser
ies
1
2
b
-
1
F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e



Mo
ney
Ma
rke
t
Ob
lig
ati
ons
Tr
ust


Fed
erat
ed
Go
ver
nm
ent
Res
erv
es
Fu
nd
0
..
4
5
%
N
o
n
e

5.	CLASS A SHARES SUBJECT TO THE
ULTRASHORT BOND LOAD SCHEDULE

Mu
ltip
le
Cla
ss
Co
mp
an
y
Ser
ies
1
2
b
-
1
F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e



Fe
der
ate
d
Fix
ed
Inc
om
e
Sec
uri
ties
,
Inc
..


Fed
erat
ed
Mu
nici
pal
Ult
ras
hor
t
Fu
nd
0
..
2
5
%
N
o
n
e



Fe
der
ate
d
Inc
om
e
Sec
uri
ties
Tr
ust


Fed
erat
ed
Flo
atin
g
Rat
e
Str
ate
gic
Inc
om
e
Fu
nd
0
..
1
0
%
N
o
n
e



Fe
der
ate
d
Ins
titu
tio
nal
Tr
ust


Fed
erat
ed
Go
ver
nm
ent
Ult
ras
hor
t
Du
rati
on
Fu
nd
0
..
2
5
%
N
o
n
e



Fe
der
ate
d
Tot
al
Ret
ur
n
Ser
ies,
Inc
..


Fed
erat
ed
Ult
ras
hor
t
Bo
nd
Fu
nd
0
..
3
0
%
N
o
n
e

6.	CLASS A SHARES NOT PARTICIPATING IN THE
LARGE TICKET PURCHASE PROGRAM

Multi
ple
Class
Com
pany
S
e
r
i
e
s
Feder
ated
Fixed
Inco
me
Secur
ities,
Inc.
F
e
d
e
r
a
t
e
d

M
u
n
i
c
i
p
a
l

U
l
t
r
a
s
h
o
r
t

F
u
n
d
Feder
ated
Inco
me
Secur
ities
Trust
F
e
d
e
r
a
t
e
d

S
h
o
r
t
-
T
e
r
m

I
n
c
o
m
e

F
u
n
d

F
e
d
e
r
a
t
e
d

F
l
o
a
t
i
n
g

R
a
t
e

S
t
r
a
t
e
g
i
c

I
n
c
o
m
e

F
u
n
d
Feder
ated
Instit
ution
al
Trust
F
e
d
e
r
a
t
e
d

G
o
v
e
r
n
m
e
n
t

U
l
t
r
a
s
h
o
r
t

D
u
r
a
t
i
o
n

F
u
n
d
Feder
ated
Short
-
Inter
medi
ate
Durat
ion
Muni
cipal
Trust

Feder
ated
Total
Retur
n
Series
, Inc.
F
e
d
e
r
a
t
e
d

U
l
t
r
a
s
h
o
r
t

B
o
n
d

F
u
n
d



INSTITUTIONAL/WEALTH SHARES
EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 11/1/17)

1.	SEPARATE ARRANGEMENT AND
EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional and Wealth Shares will consist of

(
i
)
with respect to money market funds, sales and shareholder servicing by financial intermediaries; and


(
i
i
)
with respect to fluctuating NAV funds,
sales and shareholder servicing by
financial intermediaries to the following categories of investors ("Eligible
Investors");

*
An investor participating in a no-
load platform, network or other fee-
based program offered by a
financial intermediary, for example,
a wrap-account or retirement
platform, where Federated has
entered into an agreement with the
intermediary;
*
A trustee/director, employee or
former employee of the Fund, the
Adviser, the Distributor and their
affiliates; an immediate family
member of these individuals, or a
trust, pension or profit-sharing plan
for these individuals;
*
An employer-sponsored retirement
plan;
*
A trust institution investing on
behalf of its trust customers;
*
A Federated Fund;
*
An investor, other than a natural
person, purchasing Shares directly
from the Fund;
*
An investor (including a natural
person) who owned Shares as of
December 31, 2008;
*
Without regard to the initial
investment minimum, an investor
who acquired Institutional and/or
Wealth Shares pursuant to the
terms of an agreement and plan of
reorganization which permits the
investor to acquire such Shares; and
*
Without regard to the initial
investment minimum, in connection
with an acquisition of an
investment management or
advisory business, or related
investment services, products or
assets, by Federated or its
investment advisory subsidiaries,
an investor (including a natural
person) who (1) becomes a client of
an investment advisory subsidiary
of Federated or (2) is a shareholder
or interest holder of a pooled
investment vehicle or product that
becomes advised or subadvised by
a Federated investment advisory
subsidiary as a result of such an
acquisition other than as a result of
a fund reorganization transaction
pursuant to an agreement and plan
of reorganization.



The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided. In connection with this basic arrangement, Institutional and Wealth Shares will bear the following fees and expenses:

F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum
Amount
Allocated
Institutional and
Wealth Shares
S
a
l
e
s

L
o
a
d
None
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)

None
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
As set forth in the
attached
Schedule
1
2
b
-
1

F
e
e
As set forth in the
attached
Schedule
O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized expenses
incurred by the
Fund with respect
to holders of
Institutional and/or
Wealth Shares as
described in
Section 3 of the
Plan

2.	CONVERSION AND EXCHANGE
PRIVILEGES

For purposes of Rule 18f-3, Institutional and Wealth
Shares have the following conversion rights and exchange privileges at the election of the shareholder:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of
the shareholder,
Shares may be
converted into any
other Share Class
of the same Fund,
provided that the
shareholder meets
the eligibility
requirements for
the Share Class
into which the
conversion is
sought, as
applicable.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
:
Institutional and/or
Wealth Shares may
be exchanged into
any Federated fund
or share class that
does not have a
stated sales charge
or contingent
deferred sales
charge, except
Shares of
Federated
Institutional Prime
60 Day Fund,
Federated
Institutional
Money Market
Management,
Federated
Institutional Prime
Obligations Fund,
Federated
Institutional Tax-
Free Cash Trust,
Federated
Institutional Prime
Value Obligations
Fund, Class A
Shares of
Federated
Government
Reserves Fund and
Class R Shares of
any Fund, provided
that the
shareholder meets
any shareholder
eligibility and
minimum initial
investment
requirements for
the Shares to be
purchased, (if
applicable), both
accounts have
identical
registrations, and
the shareholder
receives a
prospectus for the
fund in which the
shareholder wishes
to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.	REDEMPTION FEE.

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Institutional and/or Wealth Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to
(i) non-participant directed redemptions or exchanges involving Institutional and/or Wealth Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section
493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Institutional and/or
Wealth Shares held in plans administered as college savings programs under Section 529 of the Code; and
(iii) Institutional and/or Wealth Shares redeemed due to the death of the last surviving shareholder on the account.


SCHEDULE OF FUNDS
OFFERING INSTITUTIONAL SHARES

The Funds set forth on this Schedule each offer Institutional
Shares on the terms set forth in the Institutional/-Wealth
Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple
Class
Company
Series
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r
S
e
r
v
i
c
e

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e




Federated
Adjustable
Rate
Securities
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
Equity
Funds:



Federated
Absolute
Return
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Clover
Small
Value Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Clover
Value Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Global
Strategic
Value
Dividend
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Internationa
l Strategic
Value
Dividend
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Kaufmann
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Kaufmann
Large Cap
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Kaufmann
Small Cap
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT Mid-
Cap
Growth
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Prudent
Bear Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Strategic
Value
Dividend
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Equity
Income
Fund, Inc.
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Fixed
Income
Securities,
Inc.:



Federated
Municipal
Ultrashort
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Strategic
Income
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Global
Allocation
Fund)
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Governme
nt Income
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
High
Income
Bond Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
High Yield
Trust



Federated
High Yield
Trust
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Equity
Advantage
Fund
N
o
n
e
N
o
n
e
N
o
n
e







Multiple
Class
Company
Series
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r
S
e
r
v
i
c
e

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e
Federated
Income
Securities
Trust:



Federated
Capital
Income
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Floating
Rate
Strategic
Income
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Intermediat
e Corporate
Bond Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Muni and
Stock
Advantage
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Real Return
Bond Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Short-Term
Income
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
Index
Trust:



Federated
Max-Cap
Index Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Mid-Cap
Index Fund
N
o
n
e
N
o
n
e
N
o
n
e








Federated
Institution
al Trust:



Federated
Governmen
t Ultrashort
Duration
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Short-
Intermediat
e Total
Return
Bond Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Internatio
nal Series,
Inc.



Federated
Global
Total
Return
Bond Fund
(formerly
Federated
Internation
al Bond
Fund)
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Investment
Series
Fund, Inc.



Federated
Bond Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
MDT
Equity
Trust



Federated
MDT Large
Cap Value
Fund
0
..
0
0
%
0
..
2
5
%
N
o
n
e




Federated
MDT
Series:



Federated
MDT All
Cap Core
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT
Balanced
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT Large
Cap
Growth
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT Small
Cap Core
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT Small
Cap
Growth
Fund
N
o
n
e
N
o
n
e
N
o
n
e








Federated
Municipal
Bond
Fund, Inc.
(formerly
Federated
Municipal
Securities
Fund, Inc.)
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Municipal
Securities
Income
Trust



Federated
Municipal
High Yield
Advantage
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Short-
Intermedia
te
Duration
Municipal
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
Total
Return
Governme
nt Bond
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Total
Return
Series,
Inc.:



Federated
Mortgage
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Total
Return
Bond Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Ultrashort
Bond Fund
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
U.S.
Governme
nt
Securities
Fund:  1-3
Years
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
U.S.
Governme
nt
Securities
Fund:  2-5
Years
N
o
n
e
0
..
2
5
%
N
o
n
e





Multiple
Class
Company
Series
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r
S
e
r
v
i
c
e

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e
Federated
World
Investment
Series, Inc.



Federated
Emerging
Market
Debt Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Internationa
l Leaders
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Internationa
l Small-Mid
Company
Fund
N
o
n
e
N
o
n
e
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

9
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e




Intermedia
te
Municipal
Trust:



Federated
Intermediat
e Municipal
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e




Money
Market
Obligation
s Trust:



Federated
Governmen
t
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Governmen
t
Obligations
Tax-
Managed
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Money
Market
Manageme
nt
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Institutional
Prime 60
Day Fund
N
o
n
e

0
..
2
5
%
N
o
n
e
Federated
Institutional
Prime
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Institutional
Tax-Free
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Treasury
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Trust for
U.S.
Treasury
Obligations
N
o
n
e
N
o
n
e
N
o
n
e
Federated
U.S.
Treasury
Cash
Reserves
N
o
n
e
0
..
2
5
%
N
o
n
e

SCHEDULE OF FUNDS
OFFERING WEALTH SHARES

The Retail Money Market Funds set forth on this Schedule each offer Wealth Shares on the terms set forth in the Institutional/Wealth Shares Exhibit to the Multiple Class
Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple
Class
Company
Series
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r
S
e
r
v
i
c
e

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e




Money
Market
Obligations
Trust:



Federated
California
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Massachus
etts
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Municipal
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
New York
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Pennsylvan
ia
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Prime Cash
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Tax-Free
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Virginia
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
SERVICE SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 11/1/17)

1.	SEPARATE ARRANGEMENT AND
EXPENSE ALLOCATION

With respect to Funds other than portfolios of Federated
Insurance Series, for purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Service Shares will consist of

(
i
)
with respect to money market funds, sales and shareholder servicing by financial intermediaries; and


(
i
i
)
with respect to fluctuating NAV funds,
sales and shareholder servicing by
financial intermediaries to the following categories of investors ("Eligible
Investors");

*
An investor participating in a
wrap program or other fee-based
program sponsored by a financial
intermediary;
*
An investor participating in a no-
load network or platform
sponsored by a financial
intermediary where Federated has
entered into an agreement with the
intermediary;
*
A trustee/director, employee or
former employee of the Fund, the
Adviser, the Distributor and their
affiliates; an immediate family
member of these individuals, or a
trust, pension or profit-sharing
plan for these individuals;
*
An employer-sponsored
retirement plan;
*
A trust institution investing on
behalf of its trust customers;
*
A Federated Fund;
*
An investor, other than a natural
person, purchasing Shares directly
from the Fund;
*
An investor (including a natural
person) who owned Shares as of
December 31, 2008;
*
Without regard to the initial
investment minimum, an investor
who acquired Service Shares
pursuant to the terms of an
agreement and plan of
reorganization which permits the
investor to acquire such Shares;
and
*
Without regard to the initial
investment minimum, in
connection with an acquisition of
an investment management or
advisory business, or related
investment services, products or
assets, by Federated or its
investment advisory subsidiaries,
an investor (including a natural
person) who (1) becomes a client
of an investment advisory
subsidiary of Federated or (2) is a
shareholder or interest holder of a
pooled investment vehicle or
product that becomes advised or
subadvised by a Federated
investment advisory subsidiary as
a result of such an acquisition
other than as a result of a fund
reorganization transaction
pursuant to an agreement and plan
of reorganization.

The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided.



With respect to portfolios of Federated Insurance Series, Service Shares are available exclusively as an investment vehicle for separate accounts of participating life insurance companies offering variable life insurance policies and variable annuity contracts. For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of Service Shares will consist of institutional sales to insurance companies for Service Share inclusion in those variable life insurance and annuity product separate accounts. The insurance company distributor, underwriter or other affiliated entity may provide shareholder services and receive a shareholder service fee for their services and when indicated on the Schedule to this Exhibit, may also receive payments for distribution and/or administrative services under a 12b-1 Plan.
In connection with these basic arrangements, Service
Shares will bear the following fees and expenses:
F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum Amount
Allocated Service Shares
S
a
l
e
s

L
o
a
d
None
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)
None
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
Up to 25 basis points (0.25%)
of the average daily net asset
value
1
2
b
-
1

F
e
e
As set forth in the attached
Schedule
O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized expenses incurred by
the Fund with respect to holders
of Service Shares as described in
Section 3 of the Plan

2.	CONVERSION AND EXCHANGE
PRIVILEGES
For purposes of Rule 18f-3, Service Shares have the following conversion rights and exchange privileges at the election of the shareholder:
C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of the shareholder,
Shares may be converted into any other
Share Class of the same Fund,
provided that the shareholder meets the
eligibility requirements for the Share
Class into which the conversion is
sought, as applicable.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
s
:
For Funds other than portfolios of
Federated Insurance Series, Service
Shares may be exchanged for
exchanged into any Federated fund or
share class that does not have a stated
sales charge or contingent deferred
sales charge, except Shares of
Federated Institutional Prime 60 Day
Fund, Federated Institutional Money
Market Management, Federated
Institutional Prime Obligations Fund,
Federated Institutional Tax-Free Cash
Trust, Federated Institutional Prime
Value Obligations Fund, Class A
Shares of Federated Government
Reserves Fund and Class R Shares of
any Fund, provided that the
shareholder meets any shareholder
eligibility and minimum initial
investment requirements for the Shares
to be purchased, (if applicable), both
accounts have identical registrations,
and the shareholder receives a
prospectus for the fund in which the
shareholder wishes to exchange.
Service Shares may also be exchanged
for shares of Investment Companies
that are not subject to this Plan, as
provided in the "Proprietary Fund
Schedule" attached hereto.
With respect to portfolios of Federated
Insurance Series: None

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class
A Shares or Class F Shares had been redeemed.
Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


Schedule of Funds
Offering Service Shares

The Funds set forth on this Schedule each offer Service
Shares on the terms set forth in the Service Shares
Exhibit to the Multiple Class Plan, in each case as
indicated below.  The 12b-1 fees indicated are the
maximum amounts authorized based on the average
daily net asset value.  Actual amounts accrued may be
less.
Multiple Class
Company
Series
1
2
b
-
1

F
e
e


Federated
Adjustable Rate
Securities Fund
0
..
0
5
%


Federated High
Yield Trust
N
o
n
e


Federated
Government
Income Trust
0
..
0
5
%


Federated Income
Securities Trust:

Federated
Intermediate
Corporate Bond
Fund
0
..
2
5
%
Federated Short-
Term Income Fund
0
..
1
5
%


Federated Index
Trust

Federated Max-Cap
Index Fund
0
..
3
0
%
Federated Mid-Cap
Index Fund
N
o
n
e


Federated
Institutional Trust:

Federated
Government
Ultrashort Duration
Fund
0
..
0
5
%
Federated Short-
Intermediate Total
Return Bond Fund
0
..
0
5
%


Federated
Insurance Series:

Federated Managed
Tail Risk Fund II
0
..
2
5
%
Federated High
Income Bond Fund
II
0
..
2
5
%
Federated
Kaufmann Fund II
0
..
2
5
%
Federated Quality
Bond Fund II
0
..
2
5
%
Federated
Government Money
Fund II
N
o
n
e


Federated MDT
Equity Trust

Federated MDT
Large Cap Value
Fund
N
o
n
e


Federated Short-
Intermediate
Duration
Municipal Trust
0
..
2
5
%


Federated Total
Return
Government Bond
Fund
0
..
2
5
%


Federated Total
Return Series, Inc.:

Federated Mortgage
Fund
0
..
2
5
%
Federated Total
Return Bond Fund
0
..
2
5
%
Federated Ultrashort
Bond Fund
0
..
2
5
%


Federated U.S.
Government
Securities Fund:  1-
3 Years
0
..
2
5
%



Multiple Class
Company
Series
1
2
b
-
1

F
e
e


Federated U.S.
Government
Securities Fund:  2-
5 Years
0
..
0
5
%


Money Market
Obligations Trust:

Federated California
Municipal Cash
Trust
N
o
n
e
Federated
Government
Obligations Fund
N
o
n
e
Federated
Government
Obligations Tax-
Managed Fund
N
o
n
e
Federated
Massachusetts
Municipal Cash
Trust
N
o
n
e
Federated
Institutional Money
Market Management
N
o
n
e
Federated Municipal
Obligations Fund
N
o
n
e
Federated New
York Municipal
Cash Trust
0
..
2
5
%
Federated
Pennsylvania
Municipal Cash
Trust
N
o
n
e
Federated Prime
Cash Obligations
Fund
N
o
n
e
Federated
Institutional Prime
60 Day Fund
N
o
n
e
Federated
Institutional Prime
Obligations Fund
N
o
n
e
Federated
Institutional Prime
Value Obligations
Fund
N
o
n
e
Federated Tax-Free
Obligations Fund
N
o
n
e
Federated Treasury
Obligations Fund
N
o
n
e
Federated U.S.
Treasury Cash
Reserves
0
..
2
5
%
Federated Virginia
Municipal Cash
Trust
N
o
n
e




PROPRIETARY FUND SCHEDULE -
SERVICE SHARES

Shares issued by investment companies that are not party
to this Plan but that are listed on this Proprietary Fund
Schedule ("Non-Plan Investment Companies") may be
exchanged for Service Shares of the Funds indicated
opposite their names.  Such Service Shares may also be
exchanged back into shares of the original Non-Plan
Investment Company.  In addition, indicated Service
Shares purchased from a dealer party to a Dealer
Agreement to sell the indicated Non-Plan Investment
Company Shares may be exchanged for Shares of such
Non-Plan Investment Company.  In any exchange, the
shareholder shall receive shares having the same
aggregate net asset value as the shares surrendered.
Exchanges into any class of shares of a Non-Plan
Investment Company not shown on this schedule shall
be treated in the same manner as a redemption and
purchase.
Multiple
Class
Series/Comp
any
N
o
n
-
P
l
a
n

I
n
v
e
s
t
m
e
n
t

C
o
m
p
a
n
i
e
s


Money
Market
Obligations
Trust -
Federated
Automated
Cash
Management
Trust
W
e
s
M
a
r
k

F
u
n
d
s